Capital Group U.S. Equity FundSM
Investment portfolio
January 31, 2022
unaudited
Common stocks 97.05% Information technology 21.42%	Shares	Value (000)
Microsoft Corp.	58,484	$18,188
Visa, Inc., Class A	53,335	12,063
Apple, Inc.	45,798	8,005
Broadcom, Inc.	9,881	5,789
ASML Holding NV (New York registered) (ADR)	8,124	5,501
KLA Corp.	8,920	3,472
Fidelity National Information Services, Inc.	28,806	3,454
GoDaddy, Inc., Class A1	25,000	1,893
Lam Research Corp.	3,170	1,870
Jack Henry & Associates, Inc.	10,922	1,833
Adobe, Inc.[1]	3,348	1,789
Texas Instruments, Inc.	8,562	1,537
Analog Devices, Inc.	7,202	1,181
SAP SE (ADR)	8,100	1,014
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	7,500	920
Micron Technology, Inc.	7,553	621
Elastic NV, non-registered shares[1]	5,200	485
		69,615
Financials 16.24%
Marsh & McLennan Companies, Inc.	59,290	9,109
Chubb, Ltd.	31,780	6,270
JPMorgan Chase & Co.	39,430	5,859
Aon PLC, Class A	19,886	5,497
Moody’s Corp.	9,375	3,216
CME Group, Inc., Class A	13,875	3,184
State Street Corp.	31,687	2,994
Signature Bank	8,904	2,712
Intercontinental Exchange, Inc.	19,719	2,498
MSCI, Inc.	4,200	2,252
Truist Financial Corp.	31,723	1,993
Discover Financial Services	15,200	1,759
Arthur J. Gallagher & Co.	10,300	1,627
First Republic Bank	7,000	1,215
Nasdaq, Inc.	5,550	995
Western Alliance Bancorporation	8,621	855
Tradeweb Markets, Inc., Class A	9,000	763
		52,798
Health care 13.87%
UnitedHealth Group, Inc.	19,052	9,003
Eli Lilly and Company	19,699	4,834
Danaher Corp.	15,573	4,451
Seagen, Inc.[1]	28,564	3,842
Abbott Laboratories	27,515	3,507
Anthem, Inc.	7,375	3,252
Capital Group U.S. Equity Fund — Page 1 of 6

unaudited
Common stocks (continued) Health care (continued)	Shares	Value (000)
Humana, Inc.	7,763	$3,047
Edwards Lifesciences Corp.[1]	25,350	2,768
AstraZeneca PLC (ADR)	43,650	2,541
Novo Nordisk A/S, Class B (ADR)	17,100	1,708
Merck & Co., Inc.	16,000	1,304
Gilead Sciences, Inc.	15,218	1,045
Centene Corp.[1]	11,600	902
Biohaven Pharmaceutical Holding Co., Ltd.[1]	6,200	824
Roche Holding AG (ADR)	16,600	807
Ultragenyx Pharmaceutical, Inc.[1]	5,100	357
Oak Street Health, Inc.[1,2]	20,453	355
Neurocrine Biosciences, Inc.[1]	4,300	340
Allogene Therapeutics, Inc.[1]	15,500	177
		45,064
Industrials 10.24%
Waste Connections, Inc.	45,710	5,700
Northrop Grumman Corp.	12,170	4,502
CSX Corp.	85,810	2,936
Norfolk Southern Corp.	8,296	2,256
TransDigm Group, Inc.[1]	3,385	2,086
Carrier Global Corp.	42,831	2,042
Honeywell International, Inc.	9,955	2,036
ITT, Inc.	22,129	2,034
AMETEK, Inc.	14,500	1,983
Waste Management, Inc.	10,620	1,598
Airbus Group SE (ADR)[1]	50,200	1,590
HEICO Corp.	8,600	1,173
HEICO Corp., Class A	3,000	329
Deere & Company	3,200	1,204
Raytheon Technologies Corp.	10,900	983
Trinity Industries, Inc.	28,566	821
		33,273
Communication services 8.49%
Alphabet, Inc., Class C1	2,377	6,451
Comcast Corp., Class A	92,140	4,606
Meta Platforms, Inc., Class A1	14,487	4,538
Charter Communications, Inc., Class A1	7,108	4,217
Netflix, Inc.[1]	8,676	3,706
Cable One, Inc.	1,626	2,512
Electronic Arts, Inc.	11,887	1,577
		27,607
Consumer discretionary 7.77%
Amazon.com, Inc.[1]	2,558	7,652
Chipotle Mexican Grill, Inc.[1]	3,211	4,770
NIKE, Inc., Class B	25,739	3,811
Dollar General Corp.	17,919	3,736
Hilton Worldwide Holdings, Inc.[1]	17,448	2,532
YUM! Brands, Inc.	16,476	2,062
Darden Restaurants, Inc.	4,900	686
		25,249
Capital Group U.S. Equity Fund — Page 2 of 6

unaudited
Common stocks (continued) Consumer staples 6.69%	Shares	Value (000)
Philip Morris International, Inc.	38,401	$3,950
Anheuser-Busch InBev SA/NV (ADR)[2]	35,100	2,214
Carlsberg A/S, Class B (ADR)	67,277	2,190
Estée Lauder Companies, Inc., Class A	6,687	2,085
Mondelez International, Inc.	28,300	1,897
British American Tobacco PLC (ADR)	36,219	1,556
Costco Wholesale Corp.	2,710	1,369
General Mills, Inc.	18,816	1,292
Procter & Gamble Company	7,880	1,264
Nestlé SA (ADR)	9,255	1,195
PepsiCo, Inc.	6,582	1,142
Hormel Foods Corp.	17,200	817
Church & Dwight Co., Inc.	7,500	770
		21,741
Energy 3.76%
Chevron Corp.	33,198	4,360
ConocoPhillips	41,649	3,691
EOG Resources, Inc.	31,098	3,467
TC Energy Corp.	13,700	707
		12,225
Real estate 2.91%
Crown Castle International Corp. REIT	24,550	4,481
Equinix, Inc. REIT	5,567	4,035
American Tower Corp. REIT	3,700	931
		9,447
Utilities 2.84%
Exelon Corp.	39,883	2,311
Sempra Energy	13,320	1,841
NextEra Energy, Inc.	18,000	1,406
CenterPoint Energy, Inc.	45,667	1,295
AES Corp.	44,000	976
Entergy Corp.	8,561	957
Ørsted AS (ADR)	12,200	431
		9,217
Materials 2.82%
Linde PLC	16,607	5,292
Sherwin-Williams Company	6,960	1,994
Air Products and Chemicals, Inc.	3,980	1,123
Barrick Gold Corp.	40,000	766
		9,175
Total common stocks (cost: $154,939,000)		315,411
Short-term securities 3.45% Money market investments 2.83%
Capital Group Central Cash Fund 0.10%[3,4]	91,849	9,185
Capital Group U.S. Equity Fund — Page 3 of 6

unaudited
Short-term securities (continued) Money market investments purchased with collateral from securities on loan 0.62%	Shares	Value (000)
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.03%[3,5]	938,245	$938
Capital Group Central Cash Fund 0.10%[3,4,5]	8,008	801
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[3,5]	285,992	286
		2,025
Total short-term securities (cost: $11,210,000)		11,210
Total investment securities 100.50% (cost: $166,149,000)		326,621
Other assets less liabilities (0.50)%		(1,624)
Net assets 100.00%		$324,997
Investments in affiliates4

	Value of affiliates at 11/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliates at 1/31/2022 (000)	Dividend income (000)
Short-term securities 3.08%
Money market investments 2.83%
Capital Group Central Cash Fund 0.10%[3]	$5,813	$16,753	$13,381	$—[6]	$—[6]	$9,185	$2
Money market investments purchased with collateral from securities on loan 0.25%
Capital Group Central Cash Fund 0.10%[3,5]	598	203[7]				801	—[8]
Total short-term securities						9,986
Total 3.08%				$—[6]	$—[6]	$9,986	$2
[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $2,294,000, which represented .71% of the net assets of the fund.
[3]	Rate represents the seven-day yield at 1/31/2022.
[4]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan.
[6]	Amount less than one thousand.
[7]	Represents net activity.
[8]	Dividend income is included with securities lending income and is not shown in this table.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.
Capital Group U.S. Equity Fund — Page 4 of 6

unaudited
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At January 31, 2022, all of the fund’s investments were classified as Level 1.
Key to abbreviation
ADR = American Depositary Receipts
Capital Group U.S. Equity Fund — Page 5 of 6

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Capital Private Client Services Funds. This and other important information is contained in the prospectus, which can be obtained from your investment counselor and should be read carefully before investing.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2022 Capital Group. All rights reserved.
MFGEFP1-124-0322O-S85399	Capital Group U.S. Equity Fund — Page 6 of 6